                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 10, 1999


                                  PARAVANT INC.
             (Exact name of registrant as specified in its charter)



         Florida                            0-28114                  59-2209179
(State or other jurisdiction       (Commission File Number)         (IRS Employer
    of incorporation)                                            Identification No.)



               1615A West Nasa Boulevard, Melbourne,             Florida 32901

               (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (321) 727-3672


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          (Former name or former address, if changed since last report)







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        ITEM 5.     OTHER EVENTS.

        On December 21, 1999, Paravant Inc. announced that William R. Craven had been named President and to the new position of Chief Operating Officer, effective January 1, 2000. Mr. Craven has been with Paravant since 1991, having served as Vice President of Marketing and most recently as Executive Vice President for Corporate Development. He is also a director of Paravant.

        Paravant also announced that Edward Stefanko had resigned from the Board of Directors effective December 10, 1999, citing personal reasons. Mr. Stefanko will remain President and CEO of Engineering Development Laboratories, Incorporated, which Paravant acquired in October 1998, at which time he joined the Board. EDL provides upgrade design and installation services for military special operations aircraft.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 22, 1999                           PARAVANT INC.
                                                   (Registrant)



                                                   By:  /s/ Kevin J. Bartczak
                                                   ----------------------------
                                                   Kevin J. Bartczak
                                                   Vice President